EXHIBIT 99.1

Indoor Harvest Corp Announces Vertical Farm Development Financing across North America

Houston, Texas, January 10, 2017— Indoor Harvest Corp (OTCQB:INQD), through its brand name Indoor Harvest®, is a solutions provider to the vertical farming and indoor agriculture industry. Indoor Harvest is pleased to announce an alliance with OneWorld Business Finance through its division US Energy Capital (OneWorld) to assist with financing for its customers and projects. The new relationship will allow OneWorld to expand their business offering in this new and exciting industry and will allow clients expanded options for financing.

“After conducting a search for a company that combined the experience we were looking for with the flexibility our clients need, we chose OneWorld. A centrally planned indoor farm facility is a cost intensive project. This partnership gives the operators in the industry a strong option to reduce their initial costs and efficiently manage their cashflow while they focus on growing crops and revenue” stated John Choo, CEO of Indoor Harvest. “With the pedigree of US Energy Capital and OneWorld Business Finance, we are excited to bring their options to the Vertical Farming space across North America” further stated Mr. Choo.”

“US Energy Capital, recently acquired by OneWorld Business Finance, has been offering attractive vendor finance programs for over 30 years” stated Jim Borland, Team Leader of the US Energy Division. Jim also stated that they are now excited to work very close with Indoor Harvest and their clients. “Attractive financing offered by US Energy Capital will make the acquisition of cultivation hardware and facility build outs through Indoor Harvest much easier and quicker.” US Energy Capital will be offering no payments during implementation and installation for qualified companies.

About Indoor Harvest Corp

Indoor Harvest Corp, through its brand name Indoor Harvest®, is a full service design-build engineering firm for the indoor agriculture industry. Providing production platforms and complete custom-designed build-outs for both greenhouse and building integrated agriculture (BIA) grows, tailored to the specific needs of virtually any plant crop, it leads development and implementation in this new and growing industry. Visit our website at http://www.indoorharvest.com for more information about our Company.

About OneWorld and US Energy Capital

OneWorld is an Austin, Texas-based independent business finance company founded in 1995 that provides various forms of commercial finance to companies throughout the United States. Although focused on equipment finance and working capital, OneWorld also works with service companies, manufacturers, healthcare providers and municipalities to help its customers plan for and acquire funding for capital acquisitions, refinancing and operational expansion. Its US Energy Capital division focuses on lighting, energy saving and production assets. More can be found at www.usenergycapital.com or www.oneworldbusinessfinance.com.

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FORWARD LOOKING STATEMENTS

This release contains certain “forward-looking statements” relating to the business of Indoor Harvest and its subsidiary companies, which can be identified by the use of forward-looking terminology such as “estimates,” “believes,” “anticipates,” “intends,” expects” and similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on Indoor Harvest’s current expectations and beliefs concerning future developments and their potential effects on Indoor Harvest. There can be no assurance that future developments affecting Indoor Harvest will be those anticipated by Indoor Harvest. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Indoor Harvest undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts:

Indoor Harvest Corp

CEO, Mr. John Choo

jchoo@indoorharvest.com

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